Basis of Presentation and Other Information (Details)	9 Months Ended
Sep. 30, 2023
Basis of Presentation and Other Information [Abstract]
Reverse share split, description	On September 11, 2023, we effected a 1-for-25 reverse split of our outstanding common shares. All outstanding common shares and warrants were adjusted to reflect the 1-for-25 reverse split, with respective exercise prices of the warrants proportionately increased.